Trade payables	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Trade payables
16.	Trade payables

	12.31.2018	12.31.2017
Third parties in Brazil	4,008	3,671
Third parties abroad	1,572	1,380
Related parties	747	716
Balance in current liabilities	6,327	5,767

In 2018, there was an increase in trade payables in Brazil due to a rise in oil purchases, following a higher supply of crude oil produced by third parties in Brazil, as well as due to the new production individualization agreements. The increase in trade payables abroad primarily reflects higher international prices and a rise in imports of oil, oil products, natural gas and NGL.